EXHIBIT 99.1

                          Grand Court Lifestyles, Inc.
                           Case Number: 00-32578(NLW)
                         Reporting Period: February 2001

                            MONTHLY OPERATING REPORT

----------------------------------------------------------------------------------------------------
                                                                  Form        Document   Explanation
REQUIRED DOCUMENTS                                                 No         Attached     Attached
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements                      MOR-1             X
----------------------------------------------------------------------------------------------------
 Bank Reconciliation                                           MOR-1 (CONT)      X
----------------------------------------------------------------------------------------------------
 Copies of bank statements                                                       X
----------------------------------------------------------------------------------------------------
 Cash disbursement journals (attached to bank reconciliations)                   X
----------------------------------------------------------------------------------------------------
Statement of Operations                                        MOR-2             X
----------------------------------------------------------------------------------------------------
Balance Sheet                                                  MOR-3             X
----------------------------------------------------------------------------------------------------
Status of Post Petition Taxes                                  MOR-4
----------------------------------------------------------------------------------------------------
 Copies of IRS Form 6123 or payment receipt                                      X
----------------------------------------------------------------------------------------------------
 Copies of tax returns filed during reporting period                             X
----------------------------------------------------------------------------------------------------
Summary of Unpaid Post Petition Debts                          MOR-4
----------------------------------------------------------------------------------------------------
 Listing of aged accounts payable                                                X
----------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation & Aging                     MOR-5            N/A
----------------------------------------------------------------------------------------------------
Debtor Questionairre                                           MOR-5             X
----------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.


/s/ Catherine V. Merlino CFO                         3/16/01
--------------------------------------               -------
Signature of Debtor                                    Date


/s/ Catherine V. Merlino CFO                         3/16/01
--------------------------------------               -------
Signature of Authorized Individual                     Date


/s/ Catherine V. Merlino CFO                         3/16/01
--------------------------------------               -------
Printed Name of Authorized Individual                  Date

Case Number 00-32578(NLW)

                                                                      Form MOR-1

                          Grand Court Lifestyles, Inc.
                   Schedule of Cash Receipts and Disbursements
                      February 1, 2001 - February 28, 2001

                                                ---------------------------------------------------------------------------------
                                                                                  Bank Accounts
                                                ---------------------------------------------------------------------------------
                                                     (1)         Payroll       Payroll    Multi-family     Real Estate     Rental
                                                  Operating        Boca        Fort Lee   Sales-Escrow         Tax         Agency
                                                ---------------------------------------------------------------------------------
Cash 2/1/01                                        652,231         63,641        75,506     3,624,048        94,068        27,916
                                                =================================================================================

Cash Receipts:

Transfer to/from DIP accounts
Transfers (from DIP accounts)                    1,374,000        128,000       298,000
Management fees                                     32,995
Bookkeeping fees
General Partner fees
Sterling National Bank (2)
Vendor refunds & expense reimbursments              22,067
Notes, loans & other receivables                    22,121
Interest income
Construction funding reimbursements
Return of earnest money
Lucinai Contribution
Sale of Grand Court Assets                      10,250,000
Multi-Family Sales                                                                            664,924
Transition service fee                             190,000
Interest income-Bankruptcy                          14,218                                      5,205           133            39
                                                ---------------------------------------------------------------------------------

Total Receipts                                  11,905,401        128,000       298,000       670,129           133            39

Cash Disbursements:

Net Payroll and related taxes and expenses                       (123,548)     (218,055)
Insurance                                          (33,950)
Administrative                                    (228,290)                        (958)
Taxes                                              (32,051)
Other (see attached schedule)                      (18,510)
Transfers (to DIP accounts)                     (1,800,000)
Restructuring Costs                             (1,087,160)
US Trustee Quarterly Fees
                                                ---------------------------------------------------------------------------------

Total Cash Disbursements                        (3,199,961)      (123,548)     (219,013)            0             0             0
                                                ---------------------------------------------------------------------------------

Net Cash Flow                                    8,705,440          4,452        78,987       670,129           133            39
                                                ---------------------------------------------------------------------------------

Cash February 28, 2001                           9,357,671         68,093       154,493     4,294,177        94,201        27,955
                                                =================================================================================

                                                         -----------------------------

                                                           Current        Cumulative
                                                           Period       filing to date
                                                           Actual           Actual
                                                         -----------------------------
Cash 2/1/01                                               4,537,411        2,996,777
                                                         =============================

Cash Receipts:

Transfer to/from DIP accounts                                     0                0
Transfers (from DIP accounts)                             1,800,000       11,112,174
Management fees                                              32,995          922,864
Bookkeeping fees                                                  0          655,250
General Partner fees                                              0        1,184,048
Sterling National Bank (2)                                        0           (5,961)
Vendor refunds & expense reimbursments                       22,067          356,040
Notes, loans & other receivables                             22,121        2,326,330
Interest income                                                   0          406,739
Construction funding reimbursements                               0           73,376
Return of earnest money                                           0           23,739
Lucinai Contribution                                              0          261,557
Sale of Grand Court Assets                               10,250,000       10,518,163
Multi-Family Sales                                          664,924        4,232,229
Transition service fee                                      190,000          190,000
Interest income-Bankruptcy                                   19,595           81,282
                                                         -----------------------------

Total Receipts                                           13,001,702       32,339,810

Cash Disbursements

Net Payroll and related taxes and expenses                 (341,603)      (4,333,738)
Insurance                                                   (33,950)        (611,099)
Administrative                                             (229,248)      (1,847,915)
Taxes                                                       (32,051)        (217,711)
Other (see attached schedule)                               (18,510)      (1,344,571)
Transfers (to DIP accounts)                              (1,800,000)     (11,112,174)
Restructuring Costs                                      (1,067,160)      (1,848,538)
US Trustee Quarterly Fees                                         0          (26,250)
                                                         -----------------------------

Total Cash Disbursements                                 (3,542,522)     (21,341,996)
                                                         -----------------------------

Net Cash Flow                                             9,459,180       10,997,814
                                                         -----------------------------

Cash February 28, 2001                                   13,996,591       13,996,591
                                                         =============================

Calculating Trustee Quarterly Fees from Current Month Actual

                                                                                Total
                                                                            Disbursements
                                                                            -------------
Total Disbursements                                                           3,542,522
Less: Transfers to Debtor in Possession accounts                             (1,800,000)
Plus: Estate Disbursements made by outside sources                                    0
                                                                             ----------
                                                                              1,742,522
                                                                             ==========

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed.
(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff.

Case Number:00-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
February 1, 2001 - February 28, 2001

Disbursements-Other

Property Funding-operations                                     17,471.00 (1)
Property Funding-Insurance                                       1,039.00 (2)
                                                               ----------

                                                                18,510.00
                                                               ==========

(1) Amount represents total advanced by debtor to a senior living property wholly owned by the Debtor.

(2) Amount represents total advanced to a senior living property to pay insurance premiums.

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
February 28, 2001

Beginning Balance @2/01/01                                           562,899.08

Add:  Cash Receipts                                               10,574,000.93
Less: Cash Disbursements                                          (1,800,000.00)
                                                                  -------------

Book Balance @2/28/01                                              9,336,900.01

Less: Deposits and transit
Add:  Outstanding Checks
                                                                  -------------

Bank Balance @2/28/01                                              9,336,900.01
                                                                  =============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
February 28, 2001

                                                                        GCL
                                                                   -------------

Michigan tax refund                                 2/1/01             21,670.06
Transfer from wholly owned subsidiaries             2/1/01              7,870.40
Sale proceeds-363 sale                              2/1/01          8,712,500.00
Postdate                                            2/1/01              2,000.00
Rent-sublease                                       2/1/01              1,334.00
Caton                                               2/2/01             34,265.06
Texas tax refund                                    2/2/01                396.80
Sale proceeds-363 sale                              2/6/01          1,537,500.00
Rent-sublease                                       2/8/01              7,000.00
Cashflow                                           2/21/01             41,346.38
Transition Servives Fee                            2/23/01            190,000.00
Batchelor receivables                              2/27/01              3,900.00
Interest Income                                    2/28/01             14,218.23
                                                                   -------------
                                                                   10,574,000.93
                                                                   =============

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
February 28, 2001

                     Vendor                                                     Check
 Check No              Name                     Reference                        Date             Amount
-----------------------------------------------------------------------------------------------------------
Debit           Grand Court     Transfer to Chase Business Checking Acct.        2/2/01          50,000.00
Debit           Grand Court     Transfer to Chase Business Checking Acct.        2/6/01          50,000.00
Debit           Grand Court     Transfer to Chase Business Checking Acct.       2/13/01         195,000.00
Debit           Grand Court     Transfer to Chase Business Checking Acct.       2/16/01          30,000.00
Debit           Grand Court     Transfer to Chase Business Checking Acct.       2/19/01          35,000.OO
Debit           Grand Court     Transfer to Chase Business Checking Acct.       2/22/01       1,150,000.00
Debit           Grand Court     Transfer to Chase Business Checking Acct.       2/27/01         290,000.00
                                                                                              ------------

                                                                                              1,800,000.00
                                                                                              ============

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
February 28, 2001

Beginning Balance @2/01/01                                            89,330.38

Add:  Cash Receipts                                                1,800,000.00
Less: Cash Disbursements                                          (1,868,559.39)
                                                                  -------------

Book Balance @2/28/01                                                 20,770.99

Less: Deposits in Transit
Add:  Outstanding Checks                                             112,603.76
                                                                  -------------

Bank Balance @2/28/01                                                133,374.75
                                                                  =============

CHASE CHECKING ACCOUNT
CASH RECEIPTS
FEBRUARY 28, 2001

Deposit                                                                Deposit
 Date                          Description                              Amount
--------------------------------------------------------------------------------

2/2/01            Transfer from Chase money market acct.               50,000.00
2/6/01            Transfer from Chase money market acct.               50,000.00
2/13/01           Transfer from Chase money market acct.              195,000.00
2/16/01           Transfer from Chase money market acct.               30,000.00
2/19/01           Transfer from Chase money market acct.               35,000.00
2/22/01           Transfer from Chase money market acct.            1,150,000.00
2/27/01           Transfer from Chase money market acct.              290,000.00
                                                                    ------------

                                                                    1,800,000.00
                                                                    ============

--------------------------------------------------------------------------------
GRAND COURT LIFESTYLES INC.
--------------------------------------------------------------------------------
PAYROLL BANK RECONCILIATION
--------------------------------------------------------------------------------
S:SHARED/BANKRUPTCY/SCHEDULE/POSTCASH.WK4
--------------------------------------------------------------------------------
Bank Atlantic-Boca Payroll
--------------------------------------------------------------------------------
                                                                         2001
--------------------------------------------------------------------------------
                                                                       February
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                    63,641.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CR - PER G/L
--------------------------------------------------------------------------------
                                             WT fm Chase              63,000.00
--------------------------------------------------------------------------------
                                             WT fm Chase              65,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-PAYROLL-per ADP sheets                         2/2/01             (58,840.85)
--------------------------------------------------------------------------------
                                                 2/16/01             (62,066.44)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
401-k transfer                                    2/2/01              (1,404.53)
--------------------------------------------------------------------------------
401-k transfer                                   2/16/01              (1,391.19)
--------------------------------------------------------------------------------
401-k transfer
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Garnishments                                      2/2/01                (300.00)
--------------------------------------------------------------------------------
Garnishments                                     2/16/01                (300.00)
--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-not included in ADP              ck# 1046                  (400.00)
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided checks not yet in ADP                  ck# 3092                   831.01
--------------------------------------------------------------------------------
Voided checks not yet in ADP                  ck# 3116                   383.75
--------------------------------------------------------------------------------
CD-S/C                                                                   (59.33)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL ENDING                                                       68,093.43
                                                                      =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
O/S:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                           0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                          68,093.43
                                                                      =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Per Bank Statement                                                    68,093.43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GRAND COURT LIFESTYLES, INC.
--------------------------------------------------------------------------------
PAYROLL BANK RECONCILIATION
--------------------------------------------------------------------------------
S:\USERS\CM\01GCLPR.WK4
--------------------------------------------------------------------------------
                                                                       Feb 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                    75,506.52
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CR-PER G/L                                   WT fm Chase              73,000.00
--------------------------------------------------------------------------------
                                             WT fm Chase             225,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-PAYROLL-per ADP sheets                         2/2/01             (38,807.37)
--------------------------------------------------------------------------------
                                                 2/16/01             (21,798.39)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Health insurance                                 ck#1265              (3,015.86)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Payroll taxes                                     2/2/01             on Jan 31
--------------------------------------------------------------------------------
Payroll taxes                                     2/2/01             (30,104.48)
--------------------------------------------------------------------------------
Payroll taxes                                    2/16/01             (15,442.81)
--------------------------------------------------------------------------------
Payroll taxes                                    2/16/01             (31,730.01)
--------------------------------------------------------------------------------
Payroll taxes                                    2/28/01             (74,533.07)
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Garnishments                                     ck#1262              (1,311.50)
--------------------------------------------------------------------------------
Garnishments                                     ck#1264              (1,311.50)
--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
safety deposit box
--------------------------------------------------------------------------------
Other-ADP charges                            JUK 2/9/01                  (48.66)
--------------------------------------------------------------------------------
Other-ADP charges                            JDZ 2/2/01                  (15.00)
--------------------------------------------------------------------------------
Other-ADP charges                            JDZ 2/9/09                 (135.99)
--------------------------------------------------------------------------------
Other-ADP charges                            JUK 2/22/01                (103.25)
--------------------------------------------------------------------------------
Other-ADP charges                            JDZ 2/22/01                (283.20)
--------------------------------------------------------------------------------
Other-ADP charges                            JDZ 2/23/01                (248.47)
--------------------------------------------------------------------------------
                                             JUK 2/23/01                (123.60)
--------------------------------------------------------------------------------
CD-S/C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL ENDING                                                      154,493.36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
0/S:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Outstanding Checks                                                   0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                         154,493.36
                                                                     ==========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Per Bank Statement                                                   154,493.36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          (0.00)
--------------------------------------------------------------------------------

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
February 28, 2001

Beginning Balance @2/01/01                                          3,624,048.50

Add:  Cash Receipts-Sales proceeds                                    664,922.86
Add:  Cash Receipts-interest income                                     5,205.29
Less: Cash Disbursements                                                    0.00
                                                                    ------------

Book Balance @2/28/01                                               4,294,176.65

Less: Deposits in Transit                                                   0.00
Add:  Outstanding Checks                                                    0.00
                                                                    ------------

Bank Balance @2/28/01                                               4,294,176.65
                                                                    ============

CHASE MANHATTAN BANK
REAL ESTATE ESCROW MARKET
A/C 312-8396952-65
February 28, 2001

Beginning Balance @2/01/01                                             94,068.61

Add:  Cash Receipts-Interest Income                                       132.56
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @2/28/01                                                  94,201.17

Less: Deposits in Transit                                                   0.00
Add:  Outstanding Checks                                                    0.00
                                                                       ---------

Bank Balance @2/28/01                                                  94,201.17
                                                                       =========

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
February 28, 2001

Beginning Balance @2/01/01                                             27,916.01

Add:  Cash Receipts                                                        39.34
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @2/28/01                                                  27,955.35

Less: Deposits in Transit                                                   0.00
Add:  Outstanding Checks                                                    0.00
                                                                       ---------

Bank Balance @2/28/01                                                  27,955.35
                                                                       =========

                                                                      Form MOR-2

                          Grand Court Lifestyles, Inc.
                                Income Statement
                       February 1, 2001 - February 28, 2001

                                                               Cumulative Filing
                                                   2/28/01          to Date
                                                  ------------------------------

Management Fee Income                               126,702           2,218,079
General Partner Fees                                 34,500             304,645
Interest Income                                      30,492           9,883,877
Deferred Profit Earned                               48,562             563,707
Other Income                                        190,000             190,000
                                                  ------------------------------

Total Revenues                                      430,256          13,160,308

Administrative Expenses:

Travel                                                3,848              47,234
Telephone                                            17,393             196,040
Federal Express                                      20,597              45,048
Postage                                               3,080              37,159
Office Supplies & Expense                            23,924             158,512
Outside Storage                                       1,473              18,841
Miscellaneous                                             0              33,521
ADP                                                     958               7,596
Legal & Accounting                                        0              91,218
Licenses & Filing Fees                              (15,964)             34,640
Recruitment                                               0               8,792
Printing                                                  0               8,407
Caton Expenses                                       23,443             152,172
Rent                                                 56,771             653,296
Computer Equipment Maintenance                       23,480             145,587
Insurance                                            33,951             465,132
Equipment Leases                                      9,167              88,911
Office Salaries and expenses                        298,086           4,137,975
Director's Fees                                           0               9,500
Interest                                                  0              25,874
Corporate Taxes                                      30,020             129,848
Amortization                                              0             472,545
                                                  ------------------------------

Total Administrative Expenses                       530,227           6,967,848
                                                  ------------------------------

Extraordinary Expenses:

Net loss due to loss of properties (1)             (210,094)         26,728,467
                                                  ------------------------------

Total Expenses                                      320,133          33,696,315
                                                  ------------------------------

Net Income (Loss) Before Reorganization Expenses    110,123         (20,536,007)
                                                  ------------------------------

Restructuring Expenses
Administrative fees                                  (8,785)           (239,237)
Professional fees                                   (72,495)         (2,059,715)
US Trustee Quarterly Fees                                 0             (26,250)
Interest Earned on Accumulated Cash
     from Chapter 11                                 19,595              81,284
                                                  ------------------------------

Total Reorganization Expenses                       (61,685)         (2,243,918)
                                                  ------------------------------

Net Income (Loss)                                    48,438         (22,779,925)
                                                  ==============================

(1) Net income due to loss of properties for the month of February represents.

Receipt of accrued & unpaid interest relating to a
receivable whose underlying property was sold                   (82,401)

Write off of intercompany balances relating to
wholly-owned subsidiaries that were dissolved                   840,951

Write off of assets and liabilities relating to the
entities whose general partner interests were sold
pursuant to Section 363 of the bankruptcy code.                (968.645)
                                                               --------

                                                               (210.094)
                                                               ========

Note:

(a) A final analysis of all the details of the sale of the general partner interests and related assets and its effect on the balance sheet and income statement of the debtor has not yet been completed.

(b) The fiscal year end of the debtor is January 31, 2001. Certain financial information needed in order to finalize the debtor's fiscal year end is not yet available. This information will be reported in the monthly operating report in which the information becomes available.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                  Balance Sheet
                                February 28, 2001

                                                  Book Value           Book Value
                                                  at end of           on Petition
                                                    Month                 Date
                                               ----------------------------------
Assets:

Cash                                              13,996,591            2,998,777
Notes & Receivables                              184,657,618          227,986,234
Investments                                        6,326,772           16,099,729
Construction in Progress                                  (0)             739,486
Furniture & Equipment-net                            326,421            4,658,158
Other Assets                                      16,870,148           18,526,143
                                               ----------------------------------

Total Assets                                     222,177,550          271,008,527
                                               ==================================

Liabilities Not Subject to Compromise:

Accounts Payable                                     648,425              549,781
Professional Fees                                    466,770                   --
                                               ----------------------------------

Total Post-Petition Liabilities                    1,115,195              549,781
                                               ----------------------------------

Deferred Income                                   44,807,410           67,403,696
Deferred Rent Obligations                                 --            2,741,705

Liabilities Subject to Compromise:

Secured Debt                                     100,819,234          106,385,512
Priority Debt                                        215,838              486,635
Unsecured Debt                                    88,458,254           84,197,250
                                               ----------------------------------

Total Pre-Petition Liabilities                   189,493,326          191,069,397
                                               ----------------------------------

Stockholders' Equity:

Common Stock                                         178,000              178,000
Treasury Stock                                    (1,579,817)          (1,579,817)
Paid-in-Capital                                   75,350,594           75,053,000
Accumulated Deficit                              (57,190,813)         (57,190,813)
Net (loss) for period                            (29,996,345)          (7,216,422)
                                               ----------------------------------

Total Stockholders' Equity                       (13,238,381)           9,243,948
                                               ----------------------------------

Total Liabilities & Stockholders' Equity         222,177,550          271,008.527
                                               ==================================

                            Case Number 00-32578(NLW)
                       Reporting Period: Month of February
                          Status of Postpetition Taxes
                                 Fort Lee office

                             Beginning     Amount                                                           Ending
                                Tax       Withheld      Amount             Date            Check No           Tax
                             Liability   or Accrued      Paid              Paid             or EFT         Liability
                             ---------------------------------------------------------------------------------------
Federal

Withholding                       (0)       17,078       17,078          2/2, 2/16       see attached           (0)
FICA-Employee                     (0)        7,406        7,406          2/2, 2/16       see attached           (0)
FICA-Employer                     (0)        7,406        7,406          2/2, 2/16       see attached           (0)
Unemployment                       0           123          123          2/2, 2/16       see attached            0
Income                             0                                                                             0
Other                              0                                                                             0
                             ---------------------------------------------------------------------------------------
    Total Federal Taxes            0        32,012       32,012                  0                  0            0
                             ---------------------------------------------------------------------------------------

State & Local

Withholding                        0         7,619        7,619          2/2, 2/16       see attached            0
Sales
Excise
Unemployment                       0         1,352        1,352          2/2, 2/16       see attached            0
Real Property
Personal Property
Other
                             ---------------------------------------------------------------------------------------
    Total State & Local            0         8,970        8,970                  0                  0            0
                             ---------------------------------------------------------------------------------------

Total Taxes                        0        40,982       40,982                  0                  0            0
                             =======================================================================================

                            Case Number 00-32578(NLW)
                       Reporting Period: Month of February
                          Status of Postpetition Taxes
                                   Boca Office

                             Beginning     Amount                                                           Ending
                                Tax       Withheld      Amount             Date            Check No           Tax
                             Liability   or Accrued      Paid              Paid             or EFT         Liability
                             ---------------------------------------------------------------------------------------
Federal

Withholding                   (1,145)       33,696       33,696          2/2, 2/16       see attached       (1,145)
FICA-Employee                      0        13,017       13,017          2/2, 2/16       see attached            0
FICA-Employer                   (296)       13,017       13,017          2/2, 2/16       see attached         (296)
Unemployment                       0           645          645          2/2, 2/16       see attached            0
Income                             0                                                                             0
Other                              0                                                                             0
                             ---------------------------------------------------------------------------------------
    Total Federal Taxes       (1,441)       60,375       60,375                  0                  0       (1,441)
                             ---------------------------------------------------------------------------------------

State & Local

Withholding
Sales
Excise
Unemployment                                 1,460        1,460          2/2, 2/16       see attached
Real Property
Personal Property
Other
                             ---------------------------------------------------------------------------------------
    Total State & Local            0         1,460        1,460                  0                  0            0
                             ---------------------------------------------------------------------------------------

Total Taxes                   (1,441)       61,834       61,834                  0                  0       (1,441)
                             =======================================================================================

Case Number:00-32578(NLW)                                             Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                         Reporting period: February 2001

                                                                 Number of Days Past Due
                              Current         0-30        31-60       61-90     Over 90     Total
                              --------------------------------------------------------------------
Accounts Payable                             65,808            0           0     24,576     90,385
Accrued expenses              250,000                                            19,805    269,805
Taxes Payable                  24,014                                                       24,014
Other                         202,988           489       10,565       8,757     41,422    264,221
                              --------------------------------------------------------------------

Total Post Petition Debts     477,002        66,297       10,565       8,757     85,803    648,425
                              ====================================================================

GRAND COURT LIFESTYLES, INC.
OPEN PAYABLE - POST PETITION - FT. LEE
AS OF 2/28/01

ACCOUNTS PAYABLE SUB-LEDGER                                            33,212.16

Add:                                                                        4.90

                                                                       ---------

Accounts Payable Balance per G/L @2/28/01                              33,217.06
                                                                       =========

GRAND COURT LIFESTYLES, INC.
OPEN PAYABLE - POST PETITION - BOCA
AS OF 2/28/01

ACCOUNTS PAYABLE SUB-LEDGER                                            57,167.58

Add:                                                                        0.00
Less:                                                                       0.00
                                                                       ---------

Accounts Payable Balance Per G/L @2/28/01                              57,167.58
                                                                       =========

                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                            Case Number 00-32578(NLW)
                         Reporting Period - January 2001

Debtor Questionaire

                                                                       Yes   No
--------------------------------------------------------------------------------

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation
   below.                                                               X

--------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
   explanation below.                                                         X

--------------------------------------------------------------------------------
3. Have all postpetition tax returns been timely filed? If no, provide
   an explanation below.                                                X

--------------------------------------------------------------------------------
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. X

--------------------------------------------------------------------------------

Explanation to question 1:

(1) Write off of assets and liabilities relating to the entities whose general partner interests were sold pursuant to Section 363 of the bankruptcy code.